UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2007

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

FOR IMMEDIATE RELEASE
April 17, 2007

CONTACT: Eric Amig
212-441-6807

FOUR PUBLIC INTEREST DIRECTORS APPOINTED TO THE BOARD OF THE FEDERAL HOME LOAN BANK OF NEW YORK

New York, New York – Michael M. Horn, Joseph J. Melone, C. Cathleen Raffaeli, and Edwin C. Reed were named by the Federal Housing Finance Board (the Bank’s federal regulator) as Directors of the Board at the Federal Home Loan Bank of New York. These appointments fill the four vacant public interest director positions on the Board and bring the total Board to its full complement of 17: 11 elected directors and six appointed directors.

Ms. Raffaeli and Mr. Reed were appointed to serve until December 31, 2008. Mr. Horn and Mr. Melone were appointed to serve until December 31, 2009.

"We are delighted with these appointments," said George L. Engelke, Jr., Chairman of the Board of the Federal Home Loan Bank of New York and Chairman, President and CEO of Astoria Financial Corporation and Astoria Federal Savings and Loan Association. "These are highly skilled, seasoned individuals who know community banking and understand its complexity and importance."

Reinforcing Chairman Engelke’s comments, Ronald E. Hermance, Jr., Chairman of the Board’s Corporate Governance Committee and Chairman, President, and CEO of Hudson City Saving Bank said, "These four outstanding business professionals will undoubtedly assist the Board and the Bank to further our efforts to promote housing and community development for the communities we serve."

Michael M. Horn has been a partner since 1990 in the Newark, New Jersey office of McCarter & English, LLP, a law firm with 400 lawyers in seven states. (He has previously served on the Board of Directors of the New York Bank from 1988 to 1999 and again from 2002 to 2004.) From 1986 to 1990, he was Executive Vice President of Ryan, Beck & Co., Investment Bankers and Bank/Thrift Consultants. He was Commissioner of Banking for the State of New Jersey from 1982 to 1984 and was State Treasurer from 1984 to 1986. He received the "Outstanding Service to State Government Award" from the National Governors’ Association in 1985. Mr. Horn is a Board Member of the Community Foundation of New Jersey, serves as Counsel for the New Jersey League of Community Bankers, is Bank Regulatory Committee Chair of the Banking Section of the New Jersey Bar Association, is the former Chairman of the New Jersey Pension and Health Benefits Review Commission and actively assists community organizations that promote affordable housing.

Joseph J. Melone is Chairman Emeritus of The Equitable companies, Incorporated and former President and Chief Executive Officer of The Equitable Companies and former Chairman and former Chief Executive Officer of its principal insurance subsidiary, The Equitable Life Assurance Society of the United States. Mr. Melone served as a Director of both The Equitable Companies and Equitable Life as well as subsidiaries Donaldson, Lufkin & Jenerette, Inc. and Alliance Capital Management Corporation. Prior to joining Equitable Life in 1990, Mr. Melone was President of The Prudential Insurance Company of America. He is a former Heubner Foundation Fellow, and previously served as an associate professor of insurance at The Wharton School of the University of Pennsylvania and research director at The American College.

C. Cathleen Raffaeli is the President and Managing Director of The Hamilton White Group. From 2004 to 2006, she was the President and Chief Executive Officer of the Cardean Learning Group. She has also served as the President and Chief Executive Officer of Proact Technologies, Inc. and Consumer Financial Network. Ms. Raffaeli also served as the Executive Director of the Commercial Card Division of Citicorp and worked in executive positions in Citicorp’s Global Transaction Services and Mortgage Banking Divisions. She has also held senior positions at Chemical Bank and Merrill Lynch. Ms. Raffaeli serves on the Board of Directors of American Home Mortgage and is the Chair of the Compensation Committee and a Director on the Board of E-Trade.

Edwin C. Reed is the Chief Financial Officer at the Greater Allen Cathedral of New York and has been serving in this capacity since 1995. (He has previously served on the Board of Directors of the New York Bank from 2001 to 2003.) The Allen organization provides such valuable services as rehabilitating and building affordable housing, developing and managing 14 commercial stores, operating a community service center, and providing quality education for up to 500 students. Previously, Reverend Reed was the Executive Staff Director for Congressman Floyd Flake of New York. In the past, Reverend Reed has been very involved in the community. He has served as: Chairman, Jamaica Business Resource Center; Treasurer, Outreach Development Corporation; Vice Chairperson and Member of the Board of Directors, Hofstra University; Member of Wheelchair Charities; Co-Chairperson, New York Housing Conference; Member, Chase Community Advisory Board; Member, Federal Home Loan Bank of New York Affordable Housing Advisory Council; and Member, Allen Christian School, Allen Transportation, Allen Women's Resource Center and Allen Housing Development Corporations. Reverend Reed formerly served as Chairman of the Queens County Dr. Martin Luther King, Jr. Commission.

The Home Loan Bank is a Congressionally chartered, $80 billion, wholesale bank. It is part of the Federal Home Loan Bank System, a national wholesale banking network of 12 regional, stockholder-owned banks. The Federal Home Loan Bank of New York serves 295 community lenders in New Jersey, New York, Puerto Rico, and the U.S. Virgin Islands. The mission of the Home Loan Bank is to advance housing opportunity and local community development by maximizing the capacity of community-based member-lenders to serve their markets.

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Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This report contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as "projected," "expects," "may," or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

April 17, 2007	By:	/s/ Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer